UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2004

ESPERION THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16033	38-3419139

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3621 South State St., 695 KMS Place, Ann Arbor, MI	48108

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 332-0506

SIGNATURES
EXHIBIT INDEX
Press Release dated January 22, 2004

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibit is being furnished pursuant to Item 12 of Form 8-K:

Exhibit 99.1	Press Release dated January 22, 2004 of Esperion Therapeutics, Inc.

Item 12. Results of Operations and Financial Condition.

On January 22, 2004, Esperion Therapeutics, Inc. issued a press release reporting financial results for the quarter and year ended December 31, 2003. The press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.6 of Form 8-K, the information in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPERION THERAPEUTICS, INC

By:	/s/ Roger S. Newton

Name: Roger S. Newton, Ph.D
Title: President and Chief Executive Officer

Dated: January 23, 2004

EXHIBIT INDEX

EXHIBIT NO.	EXHIBIT DESCRIPTION

Exhibit 99.1	Press Release dated January 22, 2004 of Esperion Therapeutics, Inc.